UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2021

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Compensation Arrangements

At the 2021 Annual Meeting of Shareholders (“Annual Meeting”) of Merit Medical Systems, Inc. (the “Company”) held on June 17, 2021, the Company’s shareholders approved an amendment to the Company’s 2018 Long-Term Incentive Plan (the “Incentive Plan”), to increase the number of authorized shares reserved for issuance under the plan by 3,000,000 shares. A description of the Incentive Plan, the amendment and related matters is set forth in the Company’s definitive proxy statement on Form DEF 14A filed with the U.S. Securities and Exchange Commission on April 30, 2021 (the “Proxy Statement”). The Company’s Board of Directors previously approved the amendment to the Incentive Plan, subject to receipt of shareholder approval at the Annual Meeting.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2021, the Company held its Annual Meeting. A total of 55,958,201 shares of Common Stock were entitled to vote as of April 20, 2021, the record date for the Annual Meeting, of which 52,798,670 shares were represented in person or by proxy at the Annual Meeting.

At the Annual Meeting, the shareholders of the Company voted on the following proposals:

(1)	the election of four nominees, each to serve as a director of the Company until the 2024 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified;

(2)	a proposal to approve an amendment to the 2018 Long-Term Incentive Plan to increase the number of shares authorized for issuance thereunder by 3,000,000;

(3)	a proposal to approve an amendment to the 1996 Employee Stock Purchase Plan to increase the number of shares authorized for issuance thereunder by 100,000;

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(4)	a non-binding advisory proposal to approve the compensation of the Company’s named executive officers, otherwise known as a “say-on-pay” vote; and

(5)	a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The results of each of the above proposals are discussed further below.

Proposal 1 - Election of Directors

The votes cast for or withheld for each director nominee were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Fred P. Lampropoulos	49,882,955	1,462,142	4,635	1,448,938
A. Scott Anderson	49,964,770	1,378,602	6,360	1,448,938
Lynne N. Ward	48,871,414	2,473,610	4,708	1,448,938
Stephen C. Evans	50,626,763	691,156	31,813	1,448,938

Accordingly, each of the four nominees listed above was elected to serve as a director of the Company until the 2024 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

Proposal 2 – Approval of Amendment to the Incentive Plan

The results of the voting on a proposal to approve an amendment to the Incentive Plan to increase the number of shares authorized for issuance thereunder by 3,000,000 shares were as follows:

For	Against	Abstain	Broker Non-Votes
49,187,580	2,155,077	7,075	1,448,938

Accordingly, a majority of votes cast with respect to the proposal were “for” approval of the amendment to the Incentive Plan, as disclosed in the Proxy Statement.

Proposal 3 – Approval of Amendment to the 1996 Employee Stock Purchase Plan

The results of the voting on a proposal to approve an amendment to the 1996 Employee Stock Purchase Plan to increase the number of shares authorized for issuance thereunder by 100,000 shares were as follows:

For	Against	Abstain	Broker Non-Votes
51,262,665	77,366	9,701	1,448,938

Accordingly, a majority of votes cast with respect to the proposal were “for” approval of the amendment to the 1996 Employee Stock Purchase Plan, as disclosed in the Proxy Statement.

Proposal 4 - Advisory Vote on Executive Compensation

The results of the voting on a non-binding advisory proposal to approve the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
50,449,560	804,377	95,795	1,448,938

Accordingly, a majority of votes cast with respect to the advisory “say-on-pay” proposal were “for” approval of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

Proposal 5 - Ratification of Appointment of Independent Registered Public Accounting Firm

The voting results with respect to the proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 were as follows:

For	Against	Abstain
50,311,844	2,483,685	3,141

Accordingly, the Company’s shareholders ratified the appointment of Deloitte and Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

No other matters were submitted to a vote of shareholders at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Exhibit
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: June 23, 2021	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

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